Exhibit 99.2

Investor Supplement
Second Quarter 2017
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 31.

Kemper Corporation
Investor Supplement
Second Quarter 2017

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
For Period Ended
Earned Premiums	$582.5	$563.4	$561.4	$558.9	$553.7	$546.0	$1,145.9	$1,099.7
Net Investment Income	77.1	81.6	79.9	77.7	73.7	67.0	158.7	140.7
Net Investment Gains (Losses) and Other Income	24.8	6.4	1.4	4.1	(0.2)	(1.7)	31.2	(1.9)
Total Revenues	$684.4	$651.4	$642.7	$640.7	$627.2	$611.3	$1,335.8	$1,238.5

Consolidated Net Operating Income (Loss) [1]	$21.0	$(3.9)	$28.8	$(20.4)	$4.6	$(0.6)	$17.1	$4.0
Income (Loss) from Continuing Operations	$36.6	$(0.4)	$29.1	$(18.3)	$4.1	$(2.2)	$36.2	$1.9
Net Income (Loss)	$36.6	$(0.3)	$31.2	$(16.3)	$4.0	$(2.1)	$36.3	$1.9

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income (Loss) [1]	$0.41	$(0.08)	$0.56	$(0.40)	$0.09	$(0.01)	$0.34	$0.08
Income (Loss) from Continuing Operations	$0.71	$(0.01)	$0.56	$(0.36)	$0.08	$(0.04)	$0.70	$0.04
Net Income (Loss)	$0.71	$(0.01)	$0.60	$(0.32)	$0.08	$(0.04)	$0.71	$0.04
Diluted:
Consolidated Net Operating Income (Loss) [1]	$0.41	$(0.08)	$0.56	$(0.40)	$0.09	$(0.01)	$0.34	$0.08
Income (Loss) from Continuing Operations	$0.71	$(0.01)	$0.56	$(0.36)	$0.08	$(0.04)	$0.70	$0.04
Net Income (Loss)	$0.71	$(0.01)	$0.60	$(0.32)	$0.08	$(0.04)	$0.70	$0.04

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.48	$0.48

At Period End
Total Assets	$8,211.4	$8,306.8	$8,210.5	$8,390.3	$8,305.9	$8,169.7
Insurance Reserves	$4,466.7	$4,473.4	$4,406.7	$4,382.2	$4,293.6	$4,258.8
Debt	$592.1	$751.8	$751.6	$751.3	$751.1	$750.9
Shareholders’ Equity	$2,033.4	$1,983.6	$1,975.2	$2,073.6	$2,105.2	$2,041.1
Shareholders’ Equity Excluding Goodwill	$1,710.4	$1,660.6	$1,652.2	$1,750.6	$1,782.2	$1,718.1
Common Shares Issued and Outstanding (In Millions)	51.294	51.295	51.271	51.185	51.133	51.133
Book Value Per Share[2]	$39.64	$38.67	$38.52	$40.51	$41.17	$39.92
Book Value Per Share Excluding Goodwill[1,2]	$33.35	$32.37	$32.22	$34.20	$34.85	$33.60
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$35.13	$34.81	$35.00	$34.27	$34.78	$34.97
Debt to Total Capitalization[2]	22.6%	27.5%	27.6%	26.6%	26.3%	26.9%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	2.5%	0.9%	0.8%	(0.5)%	2.2%	3.4%

[1] Non-GAAP Measure. See page 32 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Income (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Revenues:
Earned Premiums	$582.5	$563.4	$561.4	$558.9	$553.7	$546.0	$1,145.9	$1,099.7
Net Investment Income	77.1	81.6	79.9	77.7	73.7	67.0	158.7	140.7
Other Income	1.0	0.9	1.0	0.8	0.6	0.8	1.9	1.4
Net Realized Gains on Sales of Investments	26.4	10.5	9.1	11.6	5.6	6.8	36.9	12.4
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(2.6)	(5.2)	(8.7)	(8.3)	(6.4)	(9.6)	(7.8)	(16.0)
Portion of Losses Recognized in Other Comprehensive Income	—	0.2	—	—	—	0.3	0.2	0.3
Net Impairment Losses Recognized in Earnings	(2.6)	(5.0)	(8.7)	(8.3)	(6.4)	(9.3)	(7.6)	(15.7)
Total Revenues	684.4	651.4	642.7	640.7	627.2	611.3	1,335.8	1,238.5
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	447.4	477.4	418.3	490.2	436.1	436.2	924.8	872.3
Insurance Expenses	163.5	158.0	158.5	161.7	167.8	159.3	321.5	327.1
Interest and Other Expenses	21.4	19.5	25.3	22.0	20.7	22.3	40.9	43.0
Total Expenses	632.3	654.9	602.1	673.9	624.6	617.8	1,287.2	1,242.4
Income (Loss) from Continuing Operations before Income Taxes	52.1	(3.5)	40.6	(33.2)	2.6	(6.5)	48.6	(3.9)
Income Tax Benefit (Expense)	(15.5)	3.1	(11.5)	14.9	1.5	4.3	(12.4)	5.8
Income (Loss) from Continuing Operations	36.6	(0.4)	29.1	(18.3)	4.1	(2.2)	36.2	1.9
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	—	0.1	3.2	3.1	(0.1)	0.1	0.1	—
Income Tax Expense	—	—	(1.1)	(1.1)	—	—	—	—
Income (Loss) from Discontinued Operations	—	0.1	2.1	2.0	(0.1)	0.1	0.1	—
Net Income (Loss)	$36.6	$(0.3)	$31.2	$(16.3)	$4.0	$(2.1)	$36.3	$1.9
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$0.71	$(0.01)	$0.56	$(0.36)	$0.08	$(0.04)	$0.70	$0.04
Diluted	$0.71	$(0.01)	$0.56	$(0.36)	$0.08	$(0.04)	$0.70	$0.04
Net Income (Loss) Per Unrestricted Share:
Basic	$0.71	$(0.01)	$0.60	$(0.32)	$0.08	$(0.04)	$0.71	$0.04
Diluted	$0.71	$(0.01)	$0.60	$(0.32)	$0.08	$(0.04)	$0.70	$0.04
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.48	$0.48
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	51.286	51.273	51.203	51.123	51.108	51.192	51.280	51.150

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Assets:
Investments:
Fixed Maturities at Fair Value	$5,263.9	$5,240.3	$5,124.9	$5,170.1	$5,084.3	$4,917.4
Equity Securities at Fair Value	500.0	497.4	481.7	504.9	509.6	501.3
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	152.8	157.4	175.9	181.1	182.7	190.5
Fair Value Option Investments	77.0	90.5	111.4	126.1	134.1	161.9
Short-term Investments at Cost which Approximates Fair Value	129.9	244.6	273.7	324.2	365.2	367.4
Other Investments	430.0	437.7	439.9	438.8	440.8	443.8
Total Investments	6,553.6	6,667.9	6,607.5	6,745.2	6,716.7	6,582.3
Cash	160.9	120.0	115.7	171.1	159.8	160.4
Receivables from Policyholders	353.7	347.9	336.5	348.1	337.2	341.1
Other Receivables	190.1	206.1	198.6	197.9	192.7	193.9
Deferred Policy Acquisition Costs	348.5	339.9	332.0	328.2	321.9	319.3
Goodwill	323.0	323.0	323.0	323.0	323.0	323.0
Current Income Tax Assets	7.4	10.1	15.5	28.5	20.9	15.5
Deferred Income Tax Assets	5.4	26.4	25.8	—	—	—
Other Assets	268.8	265.5	255.9	248.3	233.7	234.2
Total Assets	$8,211.4	$8,306.8	$8,210.5	$8,390.3	$8,305.9	$8,169.7
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,499.7	$3,489.0	$3,475.3	$3,461.5	$3,376.2	$3,358.4
Property and Casualty	967.0	984.4	931.4	920.7	917.4	900.4
Total Insurance Reserves	4,466.7	4,473.4	4,406.7	4,382.2	4,293.6	4,258.8
Unearned Premiums	650.5	640.1	618.7	637.0	622.6	621.6
Deferred Income Tax Liabilities	—	—	—	29.5	38.6	6.5
Liability for Unrecognized Tax Benefits	7.0	6.9	5.1	3.7	3.8	3.7
Long-term Debt, Current and Non-current, at Amortized Cost	592.1	751.8	751.6	751.3	751.1	750.9
Accrued Expenses and Other Liabilities	461.7	451.0	453.2	513.0	491.0	487.1
Total Liabilities	6,178.0	6,323.2	6,235.3	6,316.7	6,200.7	6,128.6
Shareholders’ Equity:
Common Stock	5.1	5.1	5.1	5.1	5.1	5.1
Paid-in Capital	666.9	663.7	660.3	656.9	654.6	652.6
Retained Earnings	1,184.8	1,160.7	1,172.8	1,155.5	1,184.4	1,192.7
Accumulated Other Comprehensive Income	176.6	154.1	137.0	256.1	261.1	190.7
Total Shareholders’ Equity	2,033.4	1,983.6	1,975.2	2,073.6	2,105.2	2,041.1
Total Liabilities and Shareholders’ Equity	$8,211.4	$8,306.8	$8,210.5	$8,390.3	$8,305.9	$8,169.7

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Six Months Ended
	Jun 30, 2017	Jun 30, 2016
Operating Activities:
Net Income	$36.3	$1.9
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Amortization of Intangible Assets Acquired	2.6	3.1
Equity in Earnings of Equity Method Limited Liability Investments	(10.8)	1.7
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	11.1	6.1
Decrease (Increase) in Value of Fair Value Option Investments Reported in Net Investment Income	(0.5)	2.5
Amortization of Investment Securities and Depreciation of Investment Real Estate	8.7	8.5
Net Realized Gains on Sales of Investments	(36.9)	(12.4)
Net Impairment Losses Recognized in Earnings	7.6	15.7
Depreciation of Property and Equipment	6.2	7.2
Increase in Receivables	(9.2)	(6.1)
Increase in Deferred Policy Acquisition Costs	(16.5)	(5.5)
Increase in Insurance Reserves	59.8	89.1
Increase in Unearned Premiums	31.8	9.5
Change in Income Taxes	9.4	(16.2)
Increase in Accrued Expenses and Other Liabilities	6.5	5.6
Other, Net	(2.1)	6.2
Net Cash Provided by Operating Activities (Carryforward to page 7)	104.0	116.9

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Six Months Ended
	Jun 30, 2017	Jun 30, 2016
Net Cash Provided by Operating Activities (Carryforward from page 6)	104.0	116.9
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	205.4	263.1
Purchases of Fixed Maturities	(264.4)	(293.0)
Sales of Equity Securities	191.1	75.5
Purchases of Equity Securities	(197.4)	(51.3)
Return of Investment of Equity Method Limited Liability Investments	32.2	19.0
Acquisitions of Equity Method Limited Liability Investments	(9.3)	(18.9)
Sales of Fair Value Option Investments	34.9	27.9
Decrease (Increase) in Short-term Investments	144.2	(109.5)
Improvements of Investment Real Estate	(1.0)	(1.3)
Sales of Investment Real Estate	14.7	4.3
Increase in Other Investments	(0.9)	(2.0)
Acquisition of Software	(21.3)	(3.9)
Other, Net	(3.6)	(1.1)
Net Cash Provided (Used) by Investing Activities	124.6	(91.2)
Financing Activities:
Net Proceeds from Issuances of Long-term Debt	200.2	—
Repayments of Long-term Debt	(360.0)	—
Common Stock Repurchases	—	(3.8)
Dividends and Dividend Equivalents Paid	(24.7)	(24.5)
Cash Exercise of Stock Options	0.9	—
Other, Net	0.2	0.7
Net Cash Used by Financing Activities	(183.4)	(27.6)
Increase (Decrease) in Cash	45.2	(1.9)
Cash, Beginning of Year	115.7	161.7
Cash, End of Period	$160.9	$159.8

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Book Value Per Share
Numerator
Shareholders’ Equity	$2,033.4	$1,983.6	$1,975.2	$2,073.6	$2,105.2	$2,041.1
Less: Goodwill	(323.0)	(323.0)	(323.0)	(323.0)	(323.0)	(323.0)
Shareholders’ Equity Excluding Goodwill	$1,710.4	$1,660.6	$1,652.2	$1,750.6	$1,782.2	$1,718.1
Shareholders’ Equity	$2,033.4	$1,983.6	$1,975.2	$2,073.6	$2,105.2	$2,041.1
Less: Net Unrealized Gains on Fixed Maturities	(231.4)	(198.2)	(180.6)	(319.3)	(327.0)	(253.0)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$1,802.0	$1,785.4	$1,794.6	$1,754.3	$1,778.2	$1,788.1
Denominator
Common Shares Issued and Outstanding	51.294	51.295	51.271	51.185	51.133	51.133
Book Value Per Share	$39.64	$38.67	$38.52	$40.51	$41.17	$39.92
Book Value Per Share Excluding Goodwill	$33.35	$32.37	$32.22	$34.20	$34.85	$33.60
Book Value Per Share Excluding Unrealized on Fixed Maturities	$35.13	$34.81	$35.00	$34.27	$34.78	$34.97

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$51.2	$18.6	$16.8	$(9.8)	$44.4	$70.1
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,034.2	$2,035.7	$2,037.5	$2,047.4	$2,035.1	$2,036.1
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	2.5%	0.9%	0.8%	(0.5)%	2.2%	3.4%

Debt and Total Capitalization
Debt	$592.1	$751.8	$751.6	$751.3	$751.1	$750.9
Shareholders’ Equity	2,033.4	1,983.6	1,975.2	2,073.6	2,105.2	2,041.1
Total Capitalization	$2,625.5	$2,735.4	$2,726.8	$2,824.9	$2,856.3	$2,792.0
Ratio of Debt to Shareholders’ Equity	29.1%	37.9%	38.1%	36.2%	35.7%	36.8%
Ratio of Debt to Total Capitalization	22.6%	27.5%	27.6%	26.6%	26.3%	26.9%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$188.4	$288.2	$298.7	$310.3	$344.2	$295.7
Borrowings Available Under Credit Agreement	225.0	225.0	225.0	225.0	225.0	225.0
Parent Company Liquidity	$413.4	$513.2	$523.7	$535.3	$569.2	$520.7

Capital Returned to Shareholders
Common Stock Repurchased	$—	$—	$—	$—	$—	$3.8
Cash Dividends Paid	12.4	12.3	12.3	12.4	12.3	12.2
Total Capital Returned to Shareholders	$12.4	$12.3	$12.3	$12.4	$12.3	$16.0

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Kemper Corporation:
Notes Payable under Revolving Credit Agreement	$—	$—	$—	$—	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due May 15, 2017	—	359.9	359.8	359.6	359.4	359.3
4.35% Senior Notes due February 15, 2025	448.0	247.8	247.7	247.6	247.6	247.5
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	144.1	144.1	144.1	144.1	144.1	144.1
Debt Outstanding	$592.1	$751.8	$751.6	$751.3	$751.1	$750.9

Subsidiary Debt:
Federal Home Loan Bank of Dallas	—	—	—	—	—	—
Federal Home Loan Bank of Chicago	—	—	—	—	—	—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Subordinated Debentures	bb+	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Revenues:
Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$339.1	$320.7	$317.2	$313.8	$310.3	$303.3	$659.8	$613.6
Homeowners	66.6	66.3	67.7	68.5	67.6	68.1	132.9	135.7
Other Personal	10.8	10.7	11.1	11.3	11.3	11.3	21.5	22.6
Total Personal	416.5	397.7	396.0	393.6	389.2	382.7	814.2	771.9
Commercial Automobile	12.7	12.7	13.1	13.3	13.4	13.5	25.4	26.9
Total Earned Premiums	429.2	410.4	409.1	406.9	402.6	396.2	839.6	798.8
Net Investment Income	20.6	24.1	20.4	20.4	19.7	11.9	44.7	31.6
Other Income	0.3	0.2	0.1	0.1	0.1	0.2	0.5	0.3
Total Property & Casualty Insurance	450.1	434.7	429.6	427.4	422.4	408.3	884.8	830.7
Life & Health Insurance:
Earned Premiums:
Life	95.4	95.7	95.9	95.8	95.5	94.4	191.1	189.9
Accident and Health	39.5	39.1	38.2	37.6	36.7	36.9	78.6	73.6
Property	18.4	18.2	18.2	18.6	18.9	18.5	36.6	37.4
Total Earned Premiums	153.3	153.0	152.3	152.0	151.1	149.8	306.3	300.9
Net Investment Income	54.9	53.0	53.6	54.5	50.1	55.0	107.9	105.1
Other Income	0.6	0.6	0.9	0.7	0.6	0.6	1.2	1.2
Total Life & Health Insurance	208.8	206.6	206.8	207.2	201.8	205.4	415.4	407.2
Total Segment Revenues	658.9	641.3	636.4	634.6	624.2	613.7	1,300.2	1,237.9
Net Realized Gains on Sales of Investments	26.4	10.5	9.1	11.6	5.6	6.8	36.9	12.4
Net Impairment Losses Recognized in Earnings	(2.6)	(5.0)	(8.7)	(8.3)	(6.4)	(9.3)	(7.6)	(15.7)
Other	1.7	4.6	5.9	2.8	3.8	0.1	6.3	3.9
Total Revenues	$684.4	$651.4	$642.7	$640.7	$627.2	$611.3	$1,335.8	$1,238.5

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Segment Operating Profit (Loss):
Property & Casualty Insurance	$4.2	$(37.2)	$7.2	$15.6	$(17.2)	$(22.8)	$(33.0)	$(40.0)
Life & Health Insurance	31.2	32.6	35.1	(45.7)	25.3	31.0	63.8	56.3
Total Segment Operating Profit (Loss)	35.4	(4.6)	42.3	(30.1)	8.1	8.2	30.8	16.3
Corporate and Other Operating Loss	(7.1)	(4.4)	(2.1)	(6.4)	(4.7)	(12.2)	(11.5)	(16.9)
Total Operating Profit (Loss)	28.3	(9.0)	40.2	(36.5)	3.4	(4.0)	19.3	(0.6)
Net Realized Gains on Sales of Investments	26.4	10.5	9.1	11.6	5.6	6.8	36.9	12.4
Net Impairment Losses Recognized in Earnings	(2.6)	(5.0)	(8.7)	(8.3)	(6.4)	(9.3)	(7.6)	(15.7)
Income (Loss) from Continuing Operations before Income Taxes	$52.1	$(3.5)	$40.6	$(33.2)	$2.6	$(6.5)	$48.6	$(3.9)
Segment Net Operating Income (Loss):
Property & Casualty Insurance	$4.9	$(22.1)	$7.0	$12.1	$(8.9)	$(13.1)	$(17.2)	$(22.0)
Life & Health Insurance	20.5	21.5	23.0	(29.4)	16.4	20.3	42.0	36.7
Total Segment Net Operating Income (Loss)	25.4	(0.6)	30.0	(17.3)	7.5	7.2	24.8	14.7
Corporate and Other Net Operating Loss	(4.4)	(3.3)	(1.2)	(3.1)	(2.9)	(7.8)	(7.7)	(10.7)
Consolidated Operating Income (Loss)	21.0	(3.9)	28.8	(20.4)	4.6	(0.6)	17.1	4.0
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	17.2	6.8	5.9	7.5	3.7	4.4	24.0	8.1
Net Impairment Losses Recognized in Earnings	(1.6)	(3.3)	(5.6)	(5.4)	(4.2)	(6.0)	(4.9)	(10.2)
Income (Loss) from Continuing Operations	$36.6	$(0.4)	$29.1	$(18.3)	$4.1	$(2.2)	$36.2	$1.9

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Earned Premiums by Product:
Personal Automobile	$339.1	$320.7	$317.2	$313.8	$310.3	$303.3	$659.8	$613.6
Homeowners	66.6	66.3	67.7	68.5	67.6	68.1	132.9	135.7
Other Personal Property and Casualty Insurance	29.2	28.9	29.3	29.9	30.2	29.8	58.1	60.0
Commercial Automobile	12.7	12.7	13.1	13.3	13.4	13.5	25.4	26.9
Life	95.4	95.7	95.9	95.8	95.5	94.4	191.1	189.9
Accident and Health	39.5	39.1	38.2	37.6	36.7	36.9	78.6	73.6
Total Earned Premiums	$582.5	$563.4	$561.4	$558.9	$553.7	$546.0	$1,145.9	$1,099.7
Net Investment Income by Segment:
Property & Casualty Insurance:
Equity Method Limited Liability Investments	$1.8	$4.6	$2.6	$3.0	$2.9	$(3.9)	$6.4	$(1.0)
All Other Net Investment Income	18.8	19.5	17.8	17.4	16.8	15.8	38.3	32.6
Net Investment Income	20.6	24.1	20.4	20.4	19.7	11.9	44.7	31.6
Life & Health Insurance:
Equity Method Limited Liability Investments	2.0	1.7	0.9	1.7	(0.5)	0.1	3.7	(0.4)
All Other Net Investment Income	52.9	51.3	52.7	52.8	50.6	54.9	104.2	105.5
Net Investment Income	54.9	53.0	53.6	54.5	50.1	55.0	107.9	105.1
Total Segment Net Investment Income	75.5	77.1	74.0	74.9	69.8	66.9	152.6	136.7
Unallocated Net Investment Income:
Equity Method Limited Liability Investments	0.2	0.5	0.3	0.5	0.4	(0.5)	0.7	(0.1)
All Other Net Investment Income	1.4	4.0	5.6	2.3	3.5	0.6	5.4	4.1
Unallocated Net Investment Income	1.6	4.5	5.9	2.8	3.9	0.1	6.1	4.0
Net Investment Income	$77.1	$81.6	$79.9	$77.7	$73.7	$67.0	$158.7	$140.7

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

	Six Months Ended Jun 30, 2017
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	27	$47.3	22	$2.6	27	$49.9
$5 - $10	1	8.6	—	—	1	8.6
$10 - $15	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	1	42.5	—	—	1	42.5
Total	29	$98.4	22	$2.6	29	$101.0

	Six Months Ended Jun 30, 2016
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	23	$21.4	20	$3.2	23	$23.8
$5 - $10	2	12.3	—	—	2	12.6
$10 - $15	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—
$20 - $25	1	23.5	—	—	1	24.0
Greater Than $25	1	29.4	—	—	1	29.4
Total	27	$86.6	20	$3.2	27	$89.8

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Results of Operations
Net Premiums Written	$440.7	$428.9	$390.1	$422.7	$404.7	$403.4	$869.6	$808.1

Earned Premiums	429.2	410.4	409.1	406.9	402.6	396.2	839.6	798.8
Net Investment Income	20.6	24.1	20.4	20.4	19.7	11.9	44.7	31.6
Other Income	0.3	0.2	0.1	0.1	0.1	0.2	0.5	0.3
Total Revenues	450.1	434.7	429.6	427.4	422.4	408.3	884.8	830.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	308.8	302.6	310.6	306.7	309.2	297.4	611.4	606.6
Catastrophe Losses and LAE	34.5	63.9	11.7	11.3	49.1	37.5	98.4	86.6
Prior Years:
Non-catastrophe Losses and LAE	9.6	11.8	6.2	3.1	(9.1)	4.7	21.4	(4.4)
Catastrophe Losses and LAE	(2.0)	(1.2)	(3.0)	(3.9)	(9.6)	(2.7)	(3.2)	(12.3)
Total Incurred Losses and LAE	350.9	377.1	325.5	317.2	339.6	336.9	728.0	676.5
Insurance Expenses	95.0	94.8	96.9	94.6	100.0	94.2	189.8	194.2
Operating Profit (Loss)	4.2	(37.2)	7.2	15.6	(17.2)	(22.8)	(33.0)	(40.0)
Income Tax Benefit (Expense)	0.7	15.1	(0.2)	(3.5)	8.3	9.7	15.8	18.0
Segment Net Operating Income (Loss)	$4.9	$(22.1)	$7.0	$12.1	$(8.9)	$(13.1)	$(17.2)	$(22.0)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	72.1%	73.7%	75.9%	75.4%	76.9%	75.0%	72.9%	76.0%
Current Year Catastrophe Losses and LAE Ratio	8.0	15.6	2.9	2.8	12.2	9.5	11.7	10.8
Prior Years Non-catastrophe Losses and LAE Ratio	2.2	2.9	1.5	0.8	(2.3)	1.2	2.5	(0.6)
Prior Years Catastrophe Losses and LAE Ratio	(0.5)	(0.3)	(0.7)	(1.0)	(2.4)	(0.7)	(0.4)	(1.5)
Total Incurred Loss and LAE Ratio	81.8	91.9	79.6	78.0	84.4	85.0	86.7	84.7
Insurance Expense Ratio	22.1	23.1	23.7	23.2	24.8	23.8	22.6	24.3
Combined Ratio	103.9%	115.0%	103.3%	101.2%	109.2%	108.8%	109.3%	109.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	72.1%	73.7%	75.9%	75.4%	76.9%	75.0%	72.9%	76.0%
Insurance Expense Ratio	22.1	23.1	23.7	23.2	24.8	23.8	22.6	24.3
Underlying Combined Ratio	94.2%	96.8%	99.6%	98.6%	101.7%	98.8%	95.5%	100.3%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	94.2%	96.8%	99.6%	98.6%	101.7%	98.8%	95.5%	100.3%
Current Year Catastrophe Losses and LAE Ratio	8.0	15.6	2.9	2.8	12.2	9.5	11.7	10.8
Prior Years Non-catastrophe Losses and LAE Ratio	2.2	2.9	1.5	0.8	(2.3)	1.2	2.5	(0.6)
Prior Years Catastrophe Losses and LAE Ratio	(0.5)	(0.3)	(0.7)	(1.0)	(2.4)	(0.7)	(0.4)	(1.5)
Combined Ratio as Reported	103.9%	115.0%	103.3%	101.2%	109.2%	108.8%	109.3%	109.0%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Insurance Reserves:
Automobile	$768.3	$764.0	$754.1	$729.9	$709.6	$678.8
Homeowners	110.7	133.6	88.9	95.4	105.9	115.4
Other Personal	43.5	40.3	41.1	41.9	44.1	46.1
Insurance Reserves	$922.5	$937.9	$884.1	$867.2	$859.6	$840.3
Insurance Reserves:
Loss Reserves:
Case	$588.8	$599.7	$598.0	$596.6	$589.1	$563.3
Incurred but Not Reported	201.9	204.8	158.2	147.6	150.1	157.9
Total Loss Reserves	790.7	804.5	756.2	744.2	739.2	721.2
LAE Reserves	131.8	133.4	127.9	123.0	120.4	119.1
Insurance Reserves	$922.5	$937.9	$884.1	$867.2	$859.6	$840.3

Kemper Corporation Property & Casualty Insurance Segment Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Results of Operations
Net Premiums Written	$108.7	$100.1	$102.5	$114.1	$109.8	$99.7	$208.8	$209.5

Earned Premiums	$105.5	$104.3	$106.6	$106.6	$105.3	$106.1	$209.8	$211.4
Net Investment Income	5.6	6.6	5.6	5.8	5.7	3.4	12.2	9.1
Total Revenues	111.1	110.9	112.2	112.4	111.0	109.5	222.0	220.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	76.8	76.9	85.7	74.0	75.0	73.3	153.7	148.3
Catastrophe Losses and LAE	3.9	4.7	0.3	1.2	5.2	4.9	8.6	10.1
Prior Years:
Non-catastrophe Losses and LAE	6.6	10.8	4.1	(0.4)	(0.7)	1.9	17.4	1.2
Catastrophe Losses and LAE	(0.2)	—	—	—	(0.1)	(0.2)	(0.2)	(0.3)
Total Incurred Losses and LAE	87.1	92.4	90.1	74.8	79.4	79.9	179.5	159.3
Insurance Expenses	32.0	32.2	33.1	32.8	32.3	32.0	64.2	64.3
Operating Profit (Loss)	(8.0)	(13.7)	(11.0)	4.8	(0.7)	(2.4)	(21.7)	(3.1)
Income Tax Benefit (Expense)	3.4	5.3	4.6	(1.2)	0.8	1.4	8.7	2.2
Total Product Line Net Operating Income (Loss)	$(4.6)	$(8.4)	$(6.4)	$3.6	$0.1	$(1.0)	$(13.0)	$(0.9)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	72.8%	73.7%	80.4%	69.5%	71.3%	69.1%	73.3%	70.1%
Current Year Catastrophe Losses and LAE Ratio	3.7	4.5	0.3	1.1	4.9	4.6	4.1	4.8
Prior Years Non-catastrophe Losses and LAE Ratio	6.3	10.4	3.8	(0.4)	(0.7)	1.8	8.3	0.6
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	—	—	—	(0.1)	(0.2)	(0.1)	(0.1)
Total Incurred Loss and LAE Ratio	82.6	88.6	84.5	70.2	75.4	75.3	85.6	75.4
Insurance Expense Ratio	30.3	30.9	31.1	30.8	30.7	30.2	30.6	30.4
Combined Ratio	112.9%	119.5%	115.6%	101.0%	106.1%	105.5%	116.2%	105.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	72.8%	73.7%	80.4%	69.5%	71.3%	69.1%	73.3%	70.1%
Insurance Expense Ratio	30.3	30.9	31.1	30.8	30.7	30.2	30.6	30.4
Underlying Combined Ratio	103.1%	104.6%	111.5%	100.3%	102.0%	99.3%	103.9%	100.5%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	103.1%	104.6%	111.5%	100.3%	102.0%	99.3%	103.9%	100.5%
Current Year Catastrophe Losses and LAE Ratio	3.7	4.5	0.3	1.1	4.9	4.6	4.1	4.8
Prior Years Non-catastrophe Losses and LAE Ratio	6.3	10.4	3.8	(0.4)	(0.7)	1.8	8.3	0.6
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	—	—	—	(0.1)	(0.2)	(0.1)	(0.1)
Combined Ratio as Reported	112.9%	119.5%	115.6%	101.0%	106.1%	105.5%	116.2%	105.8%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Non-standard Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Results of Operations
Net Premiums Written	$237.5	$245.2	$204.1	$211.4	$197.6	$219.5	$482.7	$417.1

Earned Premiums	$233.6	$216.4	$210.6	$207.2	$205.0	$197.2	$450.0	$402.2
Net Investment Income	7.2	8.2	7.3	6.3	5.8	4.0	15.4	9.8
Other Income	0.3	0.2	0.1	—	0.1	0.1	0.5	0.2
Total Revenues	241.1	224.8	218.0	213.5	210.9	201.3	465.9	412.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	183.9	176.4	174.3	179.7	187.0	173.3	360.3	360.3
Catastrophe Losses and LAE	2.4	1.7	(0.1)	1.8	2.3	1.7	4.1	4.0
Prior Years:
Non-catastrophe Losses and LAE	(1.0)	(0.8)	(0.1)	2.1	(3.1)	7.9	(1.8)	4.8
Catastrophe Losses and LAE	—	(0.1)	—	(0.1)	—	—	(0.1)	—
Total Incurred Losses and LAE	185.3	177.2	174.1	183.5	186.2	182.9	362.5	369.1
Insurance Expenses	36.9	35.5	35.7	33.4	39.6	34.7	72.4	74.3
Operating Income (Loss)	18.9	12.1	8.2	(3.4)	(14.9)	(16.3)	31.0	(31.2)
Income Tax Benefit (Expense)	(5.7)	(3.4)	(2.1)	2.0	6.1	6.2	(9.1)	12.3
Total Product Line Net Operating Income (Loss)	$13.2	$8.7	$6.1	$(1.4)	$(8.8)	$(10.1)	$21.9	$(18.9)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	78.7%	81.5%	82.7%	86.7%	91.2%	87.8%	80.1%	89.6%
Current Year Catastrophe Losses and LAE Ratio	1.0	0.8	—	0.9	1.1	0.9	0.9	1.0
Prior Years Non-catastrophe Losses and LAE Ratio	(0.4)	(0.4)	—	1.0	(1.5)	4.0	(0.4)	1.2
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	79.3	81.9	82.7	88.6	90.8	92.7	80.6	91.8
Insurance Expense Ratio	15.8	16.4	17.0	16.1	19.3	17.6	16.1	18.5
Combined Ratio	95.1%	98.3%	99.7%	104.7%	110.1%	110.3%	96.7%	110.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	78.7%	81.5%	82.7%	86.7%	91.2%	87.8%	80.1%	89.6%
Insurance Expense Ratio	15.8	16.4	17.0	16.1	19.3	17.6	16.1	18.5
Underlying Combined Ratio	94.5%	97.9%	99.7%	102.8%	110.5%	105.4%	96.2%	108.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	94.5%	97.9%	99.7%	102.8%	110.5%	105.4%	96.2%	108.1%
Current Year Catastrophe Losses and LAE Ratio	1.0	0.8	—	0.9	1.1	0.9	0.9	1.0
Prior Years Non-catastrophe Losses and LAE Ratio	(0.4)	(0.4)	—	1.0	(1.5)	4.0	(0.4)	1.2
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—
Combined Ratio as Reported	95.1%	98.3%	99.7%	104.7%	110.1%	110.3%	96.7%	110.3%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Results of Operations
Net Premiums Written	$346.2	$345.3	$306.6	$325.5	$307.4	$319.2	$691.5	$626.6

Earned Premiums	$339.1	$320.7	$317.2	$313.8	$310.3	$303.3	$659.8	$613.6
Net Investment Income	12.8	14.8	12.9	12.1	11.5	7.4	27.6	18.9
Other Income	0.3	0.2	0.1	—	0.1	0.1	0.5	0.2
Total Revenues	352.2	335.7	330.2	325.9	321.9	310.8	687.9	632.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	260.7	253.3	260.0	253.7	262.0	246.6	514.0	508.6
Catastrophe Losses and LAE	6.3	6.4	0.2	3.0	7.5	6.6	12.7	14.1
Prior Years:
Non-catastrophe Losses and LAE	5.6	10.0	4.0	1.7	(3.8)	9.8	15.6	6.0
Catastrophe Losses and LAE	(0.2)	(0.1)	—	(0.1)	(0.1)	(0.2)	(0.3)	(0.3)
Total Incurred Losses and LAE	272.4	269.6	264.2	258.3	265.6	262.8	542.0	528.4
Insurance Expenses	68.9	67.7	68.8	66.2	71.9	66.7	136.6	138.6
Operating Profit (Loss)	10.9	(1.6)	(2.8)	1.4	(15.6)	(18.7)	9.3	(34.3)
Income Tax Benefit (Expense)	(2.3)	1.9	2.5	0.8	6.9	7.6	(0.4)	14.5
Total Product Line Net Operating Income (Loss)	$8.6	$0.3	$(0.3)	$2.2	$(8.7)	$(11.1)	$8.9	$(19.8)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	76.8%	79.0%	81.9%	80.8%	84.4%	81.3%	77.8%	82.8%
Current Year Catastrophe Losses and LAE Ratio	1.9	2.0	0.1	1.0	2.4	2.2	1.9	2.3
Prior Years Non-catastrophe Losses and LAE Ratio	1.7	3.1	1.3	0.5	(1.2)	3.2	2.4	1.0
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	—	—	(0.1)	—	—
Total Incurred Loss and LAE Ratio	80.3	84.1	83.3	82.3	85.6	86.6	82.1	86.1
Insurance Expense Ratio	20.3	21.1	21.7	21.1	23.2	22.0	20.7	22.6
Combined Ratio	100.6%	105.2%	105.0%	103.4%	108.8%	108.6%	102.8%	108.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	76.8%	79.0%	81.9%	80.8%	84.4%	81.3%	77.8%	82.8%
Insurance Expense Ratio	20.3	21.1	21.7	21.1	23.2	22.0	20.7	22.6
Underlying Combined Ratio	97.1%	100.1%	103.6%	101.9%	107.6%	103.3%	98.5%	105.4%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	97.1%	100.1%	103.6%	101.9%	107.6%	103.3%	98.5%	105.4%
Current Year Catastrophe Losses and LAE Ratio	1.9	2.0	0.1	1.0	2.4	2.2	1.9	2.3
Prior Years Non-catastrophe Losses and LAE Ratio	1.7	3.1	1.3	0.5	(1.2)	3.2	2.4	1.0
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	—	—	(0.1)	—	—
Combined Ratio as Reported	100.6%	105.2%	105.0%	103.4%	108.8%	108.6%	102.8%	108.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Commercial Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Results of Operations
Net Premiums Written	$13.3	$14.7	$11.0	$12.5	$13.3	$14.2	$28.0	$27.5

Earned Premiums	$12.7	$12.7	$13.1	$13.3	$13.4	$13.5	$25.4	$26.9
Net Investment Income	1.4	1.5	1.2	1.4	1.2	0.7	2.9	1.9
Other Income	—	—	—	0.1	—	0.1	—	0.1
Total Revenues	14.1	14.2	14.3	14.8	14.6	14.3	28.3	28.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	9.9	9.6	12.2	10.4	10.5	10.9	19.5	21.4
Catastrophe Losses and LAE	0.4	0.1	(0.1)	0.4	0.4	0.1	0.5	0.5
Prior Years:
Non-catastrophe Losses and LAE	1.6	1.8	2.4	4.2	(1.7)	(2.4)	3.4	(4.1)
Catastrophe Losses and LAE	—	—	—	(0.1)	—	—	—	—
Total Incurred Losses and LAE	11.9	11.5	14.5	14.9	9.2	8.6	23.4	17.8
Insurance Expenses	2.8	3.0	3.2	3.4	3.6	3.1	5.8	6.7
Operating Profit (Loss)	(0.6)	(0.3)	(3.4)	(3.5)	1.8	2.6	(0.9)	4.4
Income Tax Benefit (Expense)	0.3	0.2	1.3	1.3	(0.5)	(0.8)	0.5	(1.3)
Total Product Line Net Operating Income (Loss)	$(0.3)	$(0.1)	$(2.1)	$(2.2)	$1.3	$1.8	$(0.4)	$3.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	78.0%	75.6%	93.2%	78.2%	78.4%	80.8%	76.7%	79.5%
Current Year Catastrophe Losses and LAE Ratio	3.1	0.8	(0.8)	3.0	3.0	0.7	2.0	1.9
Prior Years Non-catastrophe Losses and LAE Ratio	12.6	14.2	18.3	31.6	(12.7)	(17.8)	13.4	(15.2)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.8)	—	—	—	—
Total Incurred Loss and LAE Ratio	93.7	90.6	110.7	112.0	68.7	63.7	92.1	66.2
Insurance Expense Ratio	22.0	23.6	24.4	25.6	26.9	23.0	22.8	24.9
Combined Ratio	115.7%	114.2%	135.1%	137.6%	95.6%	86.7%	114.9%	91.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	78.0%	75.6%	93.2%	78.2%	78.4%	80.8%	76.7%	79.5%
Insurance Expense Ratio	22.0	23.6	24.4	25.6	26.9	23.0	22.8	24.9
Underlying Combined Ratio	100.0%	99.2%	117.6%	103.8%	105.3%	103.8%	99.5%	104.4%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	100.0%	99.2%	117.6%	103.8%	105.3%	103.8%	99.5%	104.4%
Current Year Catastrophe Losses and LAE Ratio	3.1	0.8	(0.8)	3.0	3.0	0.7	2.0	1.9
Prior Years Non-catastrophe Losses and LAE Ratio	12.6	14.2	18.3	31.6	(12.7)	(17.8)	13.4	(15.2)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.8)	—	—	—	—
Combined Ratio as Reported	115.7%	114.2%	135.1%	137.6%	95.6%	86.7%	114.9%	91.1%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Results of Operations
Net Premiums Written	$359.5	$360.0	$317.6	$338.0	$320.7	$333.4	$719.5	$654.1

Earned Premiums	$351.8	$333.4	$330.3	$327.1	$323.7	$316.8	$685.2	$640.5
Net Investment Income	14.2	16.3	14.1	13.5	12.7	8.1	30.5	20.8
Other Income	0.3	0.2	0.1	0.1	0.1	0.2	0.5	0.3
Total Revenues	366.3	349.9	344.5	340.7	336.5	325.1	716.2	661.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	270.6	262.9	272.2	264.1	272.5	257.5	533.5	530.0
Catastrophe Losses and LAE	6.7	6.5	0.1	3.4	7.9	6.7	13.2	14.6
Prior Years:
Non-catastrophe Losses and LAE	7.2	11.8	6.4	5.9	(5.5)	7.4	19.0	1.9
Catastrophe Losses and LAE	(0.2)	(0.1)	—	(0.2)	(0.1)	(0.2)	(0.3)	(0.3)
Total Incurred Losses and LAE	284.3	281.1	278.7	273.2	274.8	271.4	565.4	546.2
Insurance Expenses	71.7	70.7	72.0	69.6	75.5	69.8	142.4	145.3
Operating Profit (Loss)	10.3	(1.9)	(6.2)	(2.1)	(13.8)	(16.1)	8.4	(29.9)
Income Tax (Expense) Benefit	(2.0)	2.1	3.8	2.1	6.4	6.8	0.1	13.2
Total Product Line Net Operating Income (Loss)	$8.3	$0.2	$(2.4)	$—	$(7.4)	$(9.3)	$8.5	$(16.7)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	77.0%	78.9%	82.5%	80.8%	84.2%	81.4%	77.8%	82.7%
Current Year Catastrophe Losses and LAE Ratio	1.9	1.9	—	1.0	2.4	2.1	1.9	2.3
Prior Years Non-catastrophe Losses and LAE Ratio	2.0	3.5	1.9	1.8	(1.7)	2.3	2.8	0.3
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	(0.1)	—	(0.1)	—	—
Total Incurred Loss and LAE Ratio	80.8	84.3	84.4	83.5	84.9	85.7	82.5	85.3
Insurance Expense Ratio	20.4	21.2	21.8	21.3	23.3	22.0	20.8	22.7
Combined Ratio	101.2%	105.5%	106.2%	104.8%	108.2%	107.7%	103.3%	108.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	77.0%	78.9%	82.5%	80.8%	84.2%	81.4%	77.8%	82.7%
Insurance Expense Ratio	20.4	21.2	21.8	21.3	23.3	22.0	20.8	22.7
Underlying Combined Ratio	97.4%	100.1%	104.3%	102.1%	107.5%	103.4%	98.6%	105.4%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	97.4%	100.1%	104.3%	102.1%	107.5%	103.4%	98.6%	105.4%
Current Year Catastrophe Losses and LAE Ratio	1.9	1.9	—	1.0	2.4	2.1	1.9	2.3
Prior Years Non-catastrophe Losses and LAE Ratio	2.0	3.5	1.9	1.8	(1.7)	2.3	2.8	0.3
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	(0.1)	—	(0.1)	—	—
Combined Ratio as Reported	101.2%	105.5%	106.2%	104.8%	108.2%	107.7%	103.3%	108.0%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Homeowners Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Results of Operations
Net Premiums Written	$70.1	$59.2	$62.2	$73.1	$72.2	$59.9	$129.3	$132.1

Earned Premiums	$66.6	$66.3	$67.7	$68.5	$67.6	$68.1	$132.9	$135.7
Net Investment Income	5.7	6.5	5.3	5.9	5.9	3.2	12.2	9.1
Total Revenues	72.3	72.8	73.0	74.4	73.5	71.3	145.1	144.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	32.5	33.8	32.6	36.8	30.9	35.2	66.3	66.1
Catastrophe Losses and LAE	26.7	56.5	11.3	7.8	40.0	29.9	83.2	69.9
Prior Years:
Non-catastrophe Losses and LAE	1.5	0.7	0.6	(0.6)	(0.5)	(2.7)	2.2	(3.2)
Catastrophe Losses and LAE	(1.8)	(0.6)	(2.5)	(3.5)	(8.4)	(2.4)	(2.4)	(10.8)
Total Incurred Losses and LAE	58.9	90.4	42.0	40.5	62.0	60.0	149.3	122.0
Insurance Expenses	20.6	21.0	21.6	21.7	21.4	21.3	41.6	42.7
Operating Profit (Loss)	(7.2)	(38.6)	9.4	12.2	(9.9)	(10.0)	(45.8)	(19.9)
Income Tax Benefit (Expense)	3.1	14.0	(2.7)	(3.8)	4.1	4.0	17.1	8.1
Total Product Line Net Operating Income (Loss)	$(4.1)	$(24.6)	$6.7	$8.4	$(5.8)	$(6.0)	$(28.7)	$(11.8)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	48.7%	50.9%	48.1%	53.7%	45.6%	51.7%	49.8%	48.8%
Current Year Catastrophe Losses and LAE Ratio	40.1	85.2	16.7	11.4	59.2	43.9	62.6	51.5
Prior Years Non-catastrophe Losses and LAE Ratio	2.3	1.1	0.9	(0.9)	(0.7)	(4.0)	1.7	(2.4)
Prior Years Catastrophe Losses and LAE Ratio	(2.7)	(0.9)	(3.7)	(5.1)	(12.4)	(3.5)	(1.8)	(8.0)
Total Incurred Loss and LAE Ratio	88.4	136.3	62.0	59.1	91.7	88.1	112.3	89.9
Insurance Expense Ratio	30.9	31.7	31.9	31.7	31.7	31.3	31.3	31.5
Combined Ratio	119.3%	168.0%	93.9%	90.8%	123.4%	119.4%	143.6%	121.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	48.7%	50.9%	48.1%	53.7%	45.6%	51.7%	49.8%	48.8%
Insurance Expense Ratio	30.9	31.7	31.9	31.7	31.7	31.3	31.3	31.5
Underlying Combined Ratio	79.6%	82.6%	80.0%	85.4%	77.3%	83.0%	81.1%	80.3%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	79.6%	82.6%	80.0%	85.4%	77.3%	83.0%	81.1%	80.3%
Current Year Catastrophe Losses and LAE Ratio	40.1	85.2	16.7	11.4	59.2	43.9	62.6	51.5
Prior Years Non-catastrophe Losses and LAE Ratio	2.3	1.1	0.9	(0.9)	(0.7)	(4.0)	1.7	(2.4)
Prior Years Catastrophe Losses and LAE Ratio	(2.7)	(0.9)	(3.7)	(5.1)	(12.4)	(3.5)	(1.8)	(8.0)
Combined Ratio as Reported	119.3%	168.0%	93.9%	90.8%	123.4%	119.4%	143.6%	121.4%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Other Personal Lines - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Results of Operations
Net Premiums Written	$11.1	$9.7	$10.3	$11.6	$11.8	$10.1	$20.8	$21.9

Earned Premiums	$10.8	$10.7	$11.1	$11.3	$11.3	$11.3	$21.5	$22.6
Net Investment Income	0.7	1.3	1.0	1.0	1.1	0.6	2.0	1.7
Total Revenues	11.5	12.0	12.1	12.3	12.4	11.9	23.5	24.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.7	5.9	5.8	5.8	5.8	4.7	11.6	10.5
Catastrophe Losses and LAE	1.1	0.9	0.3	0.1	1.2	0.9	2.0	2.1
Prior Years:
Non-catastrophe Losses and LAE	0.9	(0.7)	(0.8)	(2.2)	(3.1)	—	0.2	(3.1)
Catastrophe Losses and LAE	—	(0.5)	(0.5)	(0.2)	(1.1)	(0.1)	(0.5)	(1.2)
Total Incurred Losses and LAE	7.7	5.6	4.8	3.5	2.8	5.5	13.3	8.3
Insurance Expenses	2.7	3.1	3.3	3.3	3.1	3.1	5.8	6.2
Operating Profit	1.1	3.3	4.0	5.5	6.5	3.3	4.4	9.8
Income Tax Expense	(0.4)	(1.0)	(1.3)	(1.8)	(2.2)	(1.1)	(1.4)	(4.4)
Total Product Line Net Operating Income	$0.7	$2.3	$2.7	$3.7	$4.3	$2.2	$3.0	$5.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	52.8%	55.1%	52.2%	51.4%	51.3%	41.6%	54.0%	46.4%
Current Year Catastrophe Losses and LAE Ratio	10.2	8.4	2.7	0.9	10.6	8.0	9.3	9.3
Prior Years Non-catastrophe Losses and LAE Ratio	8.3	(6.5)	(7.2)	(19.5)	(27.4)	—	0.9	(13.7)
Prior Years Catastrophe Losses and LAE Ratio	—	(4.7)	(4.5)	(1.8)	(9.7)	(0.9)	(2.3)	(5.3)
Total Incurred Loss and LAE Ratio	71.3	52.3	43.2	31.0	24.8	48.7	61.9	36.7
Insurance Expense Ratio	25.0	29.0	29.7	29.2	27.4	27.4	27.0	27.4
Combined Ratio	96.3%	81.3%	72.9%	60.2%	52.2%	76.1%	88.9%	64.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	52.8%	55.1%	52.2%	51.4%	51.3%	41.6%	54.0%	46.4%
Insurance Expense Ratio	25.0	29.0	29.7	29.2	27.4	27.4	27.0	27.4
Underlying Combined Ratio	77.8%	84.1%	81.9%	80.6%	78.7%	69.0%	81.0%	73.8%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	77.8%	84.1%	81.9%	80.6%	78.7%	69.0%	81.0%	73.8%
Current Year Catastrophe Losses and LAE Ratio	10.2	8.4	2.7	0.9	10.6	8.0	9.3	9.3
Prior Years Non-catastrophe Losses and LAE Ratio	8.3	(6.5)	(7.2)	(19.5)	(27.4)	—	0.9	(13.7)
Prior Years Catastrophe Losses and LAE Ratio	—	(4.7)	(4.5)	(1.8)	(9.7)	(0.9)	(2.3)	(5.3)
Combined Ratio as Reported	96.3%	81.3%	72.9%	60.2%	52.2%	76.1%	88.9%	64.1%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Life & Health Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Results of Operations
Earned Premiums	$153.3	$153.0	$152.3	$152.0	$151.1	$149.8	$306.3	$300.9
Net Investment Income	54.9	53.0	53.6	54.5	50.1	55.0	107.9	105.1
Other Income	0.6	0.6	0.9	0.7	0.6	0.6	1.2	1.2
Total Revenues	208.8	206.6	206.8	207.2	201.8	205.4	415.4	407.2
Policyholders’ Benefits and Incurred Losses and LAE	96.5	100.3	92.8	173.0	96.5	99.3	196.8	195.8
Insurance Expenses	81.1	73.7	78.9	79.9	80.0	75.1	154.8	155.1
Operating Profit (Loss)	31.2	32.6	35.1	(45.7)	25.3	31.0	63.8	56.3
Income Tax Benefit (Expense)	(10.7)	(11.1)	(12.1)	16.3	(8.9)	(10.7)	(21.8)	(19.6)
Segment Net Operating Income (Loss)	$20.5	$21.5	$23.0	$(29.4)	$16.4	$20.3	$42.0	$36.7

	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Insurance Reserves:
Future Policyholder Benefits	$3,335.7	$3,325.2	$3,311.5	$3,298.5	$3,310.3	$3,294.4
Incurred Losses and LAE Reserves:
Life	141.8	141.7	141.9	142.1	43.8	42.1
Accident and Health	22.2	22.1	21.9	20.9	22.1	21.9
Property	4.2	4.6	4.5	5.5	5.4	6.0
Total Incurred Losses and LAE Reserves	168.2	168.4	168.3	168.5	71.3	70.0
Insurance Reserves	$3,503.9	$3,493.6	$3,479.8	$3,467.0	$3,381.6	$3,364.4

Kemper Corporation Life & Health Insurance Segment Life Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Results of Operations
Earned Premiums	$95.4	$95.7	$95.9	$95.8	$95.5	$94.4	$191.1	$189.9
Net Investment Income	52.9	51.4	51.7	52.7	48.4	53.5	104.3	101.9
Other Income	0.6	0.5	0.7	0.6	0.5	0.5	1.1	1.0
Total Revenues	148.9	147.6	148.3	149.1	144.4	148.4	296.5	292.8
Policyholders’ Benefits and Incurred Losses and LAE	68.8	72.1	68.0	146.5	70.5	71.3	140.9	141.8
Insurance Expenses	54.8	48.4	53.1	54.9	53.2	50.1	103.2	103.3
Operating Profit (Loss)	25.3	27.1	27.2	(52.3)	20.7	27.0	52.4	47.7
Income Tax Benefit (Expense)	(8.7)	(9.2)	(9.4)	18.6	(7.3)	(9.4)	(17.9)	(16.7)
Total Product Line Operating Income (Loss)	$16.6	$17.9	$17.8	$(33.7)	$13.4	$17.6	$34.5	$31.0

Kemper Corporation Life & Health Insurance Segment Accident & Health Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Results of Operations
Earned Premiums	$39.5	$39.1	$38.2	$37.6	$36.7	$36.9	$78.6	$73.6
Net Investment Income	1.4	1.3	1.4	1.4	1.3	1.3	2.7	2.6
Other Income	—	0.1	0.2	0.1	0.1	0.1	0.1	0.2
Total Revenues	40.9	40.5	39.8	39.1	38.1	38.3	81.4	76.4
Policyholders’ Benefits and Incurred Losses and LAE	21.8	21.2	19.6	19.9	20.3	20.5	43.0	40.8
Insurance Expenses	17.6	17.3	17.3	16.4	17.1	16.8	34.9	33.9
Operating Profit	1.5	2.0	2.9	2.8	0.7	1.0	3.5	1.7
Income Tax Expense	(0.5)	(0.7)	(0.9)	(1.0)	(0.3)	(0.3)	(1.2)	(0.6)
Total Product Line Net Operating Income	$1.0	$1.3	$2.0	$1.8	$0.4	$0.7	$2.3	$1.1

Kemper Corporation Life & Health Insurance Segment Property Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Results of Operations
Earned Premiums	$18.4	$18.2	$18.2	$18.6	$18.9	$18.5	$36.6	$37.4
Net Investment Income	0.6	0.3	0.5	0.4	0.4	0.2	0.9	0.6
Total Revenues	19.0	18.5	18.7	19.0	19.3	18.7	37.5	38.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	4.8	4.7	4.2	5.6	4.6	5.2	9.5	9.8
Catastrophe Losses and LAE	0.8	1.8	0.9	1.4	1.6	1.6	2.6	3.2
Prior Years:
Non-catastrophe Losses and LAE	0.1	0.2	—	(0.3)	(0.1)	0.4	0.3	0.3
Catastrophe Losses and LAE	0.2	0.3	0.1	(0.1)	(0.4)	0.3	0.5	(0.1)
Total Incurred Losses and LAE	5.9	7.0	5.2	6.6	5.7	7.5	12.9	13.2
Insurance Expenses	8.7	8.0	8.5	8.6	9.7	8.2	16.7	17.9
Operating Profit	4.4	3.5	5.0	3.8	3.9	3.0	7.9	6.9
Income Tax Expense	(1.5)	(1.2)	(1.8)	(1.3)	(1.3)	(1.0)	(2.7)	(2.3)
Total Product Line Net Operating Income	$2.9	$2.3	$3.2	$2.5	$2.6	$2.0	$5.2	$4.6
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	26.2%	25.9%	23.2%	30.1%	24.3%	28.1%	25.9%	26.2%
Current Year Catastrophe Losses and LAE Ratio	4.3	9.9	4.9	7.5	8.5	8.6	7.1	8.6
Prior Years Non-catastrophe Losses and LAE Ratio	0.5	1.1	—	(1.6)	(0.5)	2.2	0.8	0.8
Prior Years Catastrophe Losses and LAE Ratio	1.1	1.6	0.5	(0.5)	(2.1)	1.6	1.4	(0.3)
Total Incurred Loss and LAE Ratio	32.1	38.5	28.6	35.5	30.2	40.5	35.2	35.3
Insurance Expense Ratio	47.3	44.0	46.7	46.2	51.3	44.3	45.6	47.9
Combined Ratio	79.4%	82.5%	75.3%	81.7%	81.5%	84.8%	80.8%	83.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	26.2%	25.9%	23.2%	30.1%	24.3%	28.1%	25.9%	26.2%
Insurance Expense Ratio	47.3	44.0	46.7	46.2	51.3	44.3	45.6	47.9
Underlying Combined Ratio	73.5%	69.9%	69.9%	76.3%	75.6%	72.4%	71.5%	74.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	73.5%	69.9%	69.9%	76.3%	75.6%	72.4%	71.5%	74.1%
Current Year Catastrophe Losses and LAE Ratio	4.3	9.9	4.9	7.5	8.5	8.6	7.1	8.6
Prior Years Non-catastrophe Losses and LAE Ratio	0.5	1.1	—	(1.6)	(0.5)	2.2	0.8	0.8
Prior Years Catastrophe Losses and LAE Ratio	1.1	1.6	0.5	(0.5)	(2.1)	1.6	1.4	(0.3)
Combined Ratio as Reported	79.4%	82.5%	75.3%	81.7%	81.5%	84.8%	80.8%	83.2%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Insurance Expenses and Interest and Other Expenses (Dollars in Millions)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Insurance Expenses:
Commissions	$109.0	$101.9	$97.7	$102.9	$102.7	$95.9	$210.9	$198.6
General Expenses	48.3	49.6	51.9	51.2	54.3	51.6	97.9	105.9
Taxes, Licenses and Fees	13.4	13.2	11.3	12.4	12.0	13.1	26.6	25.1
Total Costs Incurred	170.7	164.7	160.9	166.5	169.0	160.6	335.4	329.6
Policy Acquisition Costs:
Deferred	(87.2)	(83.5)	(77.8)	(82.3)	(78.7)	(76.1)	(170.7)	(154.8)
Amortized	78.6	75.6	74.0	76.0	76.1	73.2	154.2	149.3
Net Policy Acquisition Costs Amortized (Deferred)	(8.6)	(7.9)	(3.8)	(6.3)	(2.6)	(2.9)	(16.5)	(5.5)
Amortization of Insurance in Force	1.4	1.2	1.4	1.5	1.4	1.6	2.6	3.0
Insurance Expenses	163.5	158.0	158.5	161.7	167.8	159.3	321.5	327.1
Interest and Other Expenses:
Interest Expense	8.3	10.8	10.9	11.1	11.1	11.2	19.1	22.3
Other Expenses:
Curtailment Gains, Net	—	—	—	—	(2.6)	—	—	(2.6)
Loss on Cash Flow Hedge	1.1	—	—	—	—	—	1.1	—
Other	12.0	8.7	14.4	10.9	12.2	11.1	20.7	23.3
Other Expenses	13.1	8.7	14.4	10.9	9.6	11.1	21.8	20.7
Interest and Other Expenses	21.4	19.5	25.3	22.0	20.7	22.3	40.9	43.0
Total Expenses	$184.9	$177.5	$183.8	$183.7	$188.5	$181.6	$362.4	$370.1

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended						Six Months Ended
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Net Investment Income
Interest on Fixed Income Securities	$62.1	$60.1	$61.5	$61.4	$59.8	$60.0	$122.2	$119.8
Dividends on Equity Securities Excluding Alternative Investments	2.3	2.1	2.8	2.7	3.5	2.8	4.4	6.3
Alternative Investments:
Equity Method Limited Liability Investments	4.0	6.8	3.8	5.2	2.8	(4.3)	10.8	(1.5)
Fair Value Option Investments	(0.6)	1.1	2.0	(1.4)	0.1	(2.6)	0.5	(2.5)
Limited Liability Investments Included in Equity Securities	5.4	7.4	5.4	5.7	3.6	7.3	12.8	10.9
Total Alternative Investments	8.8	15.3	11.2	9.5	6.5	0.4	24.1	6.9
Short-term Investments	0.2	0.3	0.1	0.2	0.1	0.1	0.5	0.2
Real Estate	2.8	2.9	2.9	3.0	2.9	3.0	5.7	5.9
Loans to Policyholders	5.3	5.5	5.5	5.4	5.3	5.4	10.8	10.7
Other	0.1	—	0.3	—	—	—	0.1	—
Total Investment Income	81.6	86.2	84.3	82.2	78.1	71.7	167.8	149.8
Investment Expenses:
Real Estate	2.5	2.6	2.6	2.9	2.8	2.7	5.1	5.5
Other Investment Expenses	2.0	2.0	1.8	1.6	1.6	2.0	4.0	3.6
Total Investment Expenses	4.5	4.6	4.4	4.5	4.4	4.7	9.1	9.1
Net Investment Income	$77.1	$81.6	$79.9	$77.7	$73.7	$67.0	$158.7	$140.7
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$3.5	$1.4	$2.9	$2.7	$4.3	$7.1	$4.9	$11.4
Losses on Sales	(0.2)	(0.2)	(3.5)	(0.8)	—	(0.3)	(0.4)	(0.3)
Equity Securities:
Gains on Sales	18.3	8.9	10.1	9.3	0.5	—	27.2	0.5
Losses on Sales	—	—	(0.2)	—	(0.1)	—	—	(0.1)
Real Estate:
Gains on Sales	4.7	0.1	0.1	0.1	0.9	—	4.8	0.9
Other Investments:
Losses on Sales	(0.1)	—	(0.1)	—	(0.1)	—	(0.1)	(0.1)
Trading Securities Net Gains (Losses)	0.2	0.3	(0.2)	0.3	0.1	—	0.5	0.1
Net Realized Gains on Sales of Investments	$26.4	$10.5	$9.1	$11.6	$5.6	$6.8	$36.9	$12.4
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(2.2)	$(4.7)	$(4.8)	$(8.3)	$(5.7)	$(7.8)	$(6.9)	$(13.5)
Equity Securities	(0.4)	(0.3)	(3.4)	—	(0.7)	(1.5)	(0.7)	(2.2)
Real Estate	—	—	(0.5)	—	—	—	—	—
Net Impairment Losses Recognized in Earnings	$(2.6)	$(5.0)	$(8.7)	$(8.3)	$(6.4)	$(9.3)	$(7.6)	$(15.7)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Jun 30, 2017		Dec 31, 2016		Dec 31, 2015
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$356.7	5.4%	$336.3	5.1%	$320.6	5.0%
States and Political Subdivisions	1,752.6	26.7	1,714.9	26.0	1,622.6	25.2
Foreign Governments	3.8	0.1	3.4	0.1	—	—
Corporate Securities:
Bonds and Notes	3,024.9	46.2	2,944.8	44.6	2,812.8	43.7
Redeemable Preferred Stocks	0.1	—	0.6	—	3.8	0.1
Collaterized Loan Obligations	124.7	1.9	122.8	1.9	87.3	1.4
Other Mortgage- and Asset-backed	1.1	—	2.1	—	5.2	0.1
Subtotal Fixed Maturities Reported at Fair Value	5,263.9	80.3	5,124.9	77.7	4,852.3	75.5
Equity Securities Reported at Fair Value:
Preferred Stocks	81.8	1.2	82.5	1.2	103.9	1.6
Common Stocks	20.0	0.3	45.2	0.7	36.7	0.6
Other Equity Interests:
Exchange Traded Funds	197.5	3.0	144.4	2.2	177.1	2.8
Limited Liability Companies and Limited Partnerships	200.7	3.1	209.6	3.2	205.5	3.2
Subtotal Equity Securities Reported at Fair Value	500.0	7.6	481.7	7.3	523.2	8.2
Equity Method Limited Liability Investments	152.8	2.3	175.9	2.7	190.6	3.0
Fair Value Option Investments	77.0	1.2	111.4	1.7	164.5	2.6
Short-term Investments at Cost which Approximates Fair Value	129.9	2.0	273.7	4.1	255.7	4.0
Other Investments:
Loans to Policyholders at Unpaid Principal	295.0	4.5	294.2	4.5	288.4	4.5
Real Estate at Depreciated Cost	129.0	2.0	140.2	2.1	149.8	2.3
Trading Securities at Fair Value	6.0	0.1	5.3	0.1	4.7	0.1
Other	—	—	0.2	—	0.3	—
Subtotal Other Investments	430.0	6.6	439.9	6.7	443.2	6.9
Total Investments	$6,553.6	100.0%	$6,607.5	100.0%	$6,429.5	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,357.6	63.8%	$3,280.4	64.0%	$3,222.5	66.4%
BBB	1,392.4	26.5	1,338.2	26.1	1,149.0	23.7
BB, B	328.9	6.2	321.6	6.3	222.4	4.6
CCC or Lower	185.0	3.5	184.7	3.6	258.4	5.3
Total Investments in Fixed Maturities	$5,263.9	100.0%	$5,124.9	100.0%	$4,852.3	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.1		6.3		6.5

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Jun 30, 2017		Dec 31, 2016		Dec 31, 2015
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,236.9	18.9%	$1,227.8	18.6%	$1,160.4	18.0%
Finance, Insurance and Real Estate	777.6	11.9	742.6	11.2	707.4	11.0
Services	410.5	6.3	391.6	5.9	374.4	5.8
Transportation, Communication and Utilities	364.8	5.6	364.1	5.5	334.4	5.2
Mining	159.7	2.4	157.2	2.4	139.7	2.2
Retail Trade	104.3	1.6	101.9	1.5	91.1	1.4
Wholesale Trade	73.7	1.1	69.2	1.0	80.6	1.3
Agriculture, Forestry and Fishing	14.6	0.2	14.4	0.2	20.6	0.3
Other	8.7	0.1	1.5	—	0.5	—
Total Fair Value of Non-governmental Fixed Maturities	$3,150.8	48.1%	$3,070.3	46.3%	$2,909.1	45.2%

	Jun 30, 2017
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$103.0	1.6%
Georgia	91.6	1.4
Michigan	88.0	1.3
Ohio	83.4	1.3
Louisiana	68.7	1.0
Colorado	66.2	1.0
Virginia	65.1	1.0
Florida	62.5	1.0
Wisconsin	57.8	0.9
Equity Securities—Other Equity Interests:
iShares® Core S&P 500 ETF	81.1	1.2
Total	$767.4	11.7%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions pre-refunded with U.S. government and government agencies obligations held in Trust at June 30, 2017.

Kemper Corporation Municipal Bond Securities (Dollars in Millions) (Unaudited)

	Jun 30, 2017
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$9.1	$23.6	$70.3	$103.0	5.9%	1.6%
Georgia	51.9	9.3	30.4	91.6	5.2	1.4
Michigan	38.7	—	49.3	88.0	5.0	1.3
Ohio	38.9	5.2	39.3	83.4	4.8	1.3
Louisiana	38.7	7.1	22.9	68.7	3.9	1.0
Colorado	—	15.3	50.9	66.2	3.8	1.0
Virginia	26.1	19.9	19.1	65.1	3.7	1.0
Florida	49.0	—	13.5	62.5	3.6	1.0
Wisconsin	49.2	7.2	1.4	57.8	3.3	0.9
New York	6.2	2.7	47.4	56.3	3.2	0.9
Minnesota	25.7	0.4	24.3	50.4	2.9	0.8
North Carolina	18.3	3.1	28.6	50.0	2.9	0.8
Arkansas	48.1	—	—	48.1	2.7	0.7
Indiana	1.5	—	46.5	48.0	2.7	0.7
Massachusetts	2.7	2.5	40.7	45.9	2.6	0.7
Washington	7.9	0.3	35.3	43.5	2.5	0.7
Oregon	37.6	—	3.5	41.1	2.3	0.6
California	0.3	—	40.1	40.4	2.3	0.6
Utah	16.5	1.6	18.8	36.9	2.1	0.6
Nevada	28.2	7.0	—	35.2	2.0	0.5
New Mexico	—	—	34.3	34.3	2.0	0.5
Arizona	—	0.8	32.4	33.2	1.9	0.5
Pennsylvania	11.5	2.8	18.3	32.6	1.9	0.5
Maryland	2.7	21.5	6.3	30.5	1.7	0.5
Mississippi	28.7	—	0.5	29.2	1.7	0.4
Connecticut	23.9	—	5.0	28.9	1.6	0.4
Delaware	17.1	—	9.7	26.8	1.5	0.4
Tennessee	7.9	7.6	10.6	26.1	1.5	0.4
New Jersey	—	5.3	19.8	25.1	1.4	0.4
South Carolina	19.1	3.0	2.4	24.5	1.4	0.4
Illinois	—	2.5	20.2	22.7	1.3	0.3
Alaska	4.2	2.9	15.0	22.1	1.3	0.3
Hawaii	20.8	—	—	20.8	1.2	0.3
Alabama	9.6	—	11.0	20.6	1.2	0.3
Iowa	—	—	19.8	19.8	1.1	0.3
Missouri	—	—	19.1	19.1	1.1	0.3
Rhode Island	4.9	—	13.8	18.7	1.1	0.3
Idaho	—	10.5	7.8	18.3	1.0	0.3
District Of Columbia	—	5.0	12.3	17.3	1.0	0.3
All Other States	6.7	7.9	85.3	99.9	5.7	1.5
Total	$651.7	$175.0	$925.9	$1,752.6	100.0%	26.7%

[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Jun 30, 2017	Jun 30, 2017	Dec 31, 2016
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Mezzanine Debt	$65.3	$59.2	$63.2
Distressed Debt	—	53.1	65.4
Secondary Transactions	19.1	22.1	27.3
Senior Debt	2.7	6.7	6.6
Leveraged Buyout	0.1	3.4	—
Growth Equity	—	4.0	4.6
Other	—	4.3	8.8
Total Equity Method Limited Liability Investments	87.2	152.8	175.9
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	78.1	101.8	97.6
Senior Debt	31.2	34.2	36.4
Distressed Debt	3.8	18.9	18.8
Secondary Transactions	10.4	10.2	11.9
Leveraged Buyout	3.6	6.2	6.5
Other	0.1	29.4	38.4
Total Reported as Other Equity Interests at Fair Value	127.2	200.7	209.6
Reported as Fair Value Option Investments:
Hedge Funds	—	77.0	111.4
Total Investments in Limited Liability Companies and Limited Partnerships	$214.4	$430.5	$496.9

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Net Impairment Losses Recognized in Earnings related to investments;
3) Loss from Early Extinguishment of Debt; and
4) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations.
The Company believes that Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Consolidated Net Operating Income (Loss) to Income (Loss) from Continuing Operations is presented below:

	Three Months Ended						Six Months Ended
Dollars in Millions (Unaudited)	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Consolidated Net Operating Income (Loss)	$21.0	$(3.9)	$28.8	$(20.4)	$4.6	$(0.6)	$17.1	$4.0
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	17.2	6.8	5.9	7.5	3.7	4.4	24.0	8.1
Net Impairment Losses Recognized in Earnings	(1.6)	(3.3)	(5.6)	(5.4)	(4.2)	(6.0)	(4.9)	(10.2)
Income (Loss) from Continuing Operations	$36.6	$(0.4)	$29.1	$(18.3)	$4.1	$(2.2)	$36.2	$1.9

Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Consolidated Net Operating Income (Loss) by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations Per Unrestricted Share‐basic.

A reconciliation of Consolidated Net Operating Income (Loss) Per Unrestricted Share-basic to Income (Loss) from Continuing Operations Per Unrestricted Share-basic is presented below:

	Three Months Ended						Six Months Ended
(Unaudited)	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Jun 30, 2017	Jun 30, 2016
Consolidated Net Operating Income (Loss) Per Unrestricted Share	$0.41	$(0.08)	$0.56	$(0.40)	$0.09	$(0.01)	$0.34	$0.08
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains on Sales of Investments	0.33	0.13	0.11	0.15	0.07	0.09	0.46	0.16
Net Impairment Losses Recognized in Earnings	(0.03)	(0.06)	(0.11)	(0.11)	(0.08)	(0.12)	(0.10)	(0.20)
Income (Loss) from Continuing Operations Per Unrestricted Share	$0.71	$(0.01)	$0.56	$(0.36)	$0.08	$(0.04)	$0.70	$0.04

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.